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                                                                    Exhibit 23.1


                         Independent Auditors' Consent
                         -----------------------------

          CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 3, 2000, except for Note 13 for which the date is May 19, 2000, relating to the financial statements of Curon Medical, Inc. which appears in Amendment No. 3 of the Registration Statement on Form S-1 (No. 333-37866) of Curon Medical, Inc.

PRICEWATERHOUSECOOPERS LLP

San Jose, California
September 25, 2000